SECURTIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2004

Date of Report (Date of earliest event reported):

THE BOYDS COLLECTION, LTD.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14843	52-1418730
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 South Street, McSherrystown, Pennsylvania 17344

(Address of principal executive offices)(Zip Code)

(717) 633-9898

(Registrant’s Telephone Number, including Area Code)

Item 7. Exhibits

(c) Exhibits

99                                    Press release dated April 30, 2004, issued by the company.

Item 12. Results of Operations and Financial Condition

On April 30, 2004, The Boyds Collection, Ltd. (the “Company”) issued a press release regarding its first quarter 2004 earnings.   The press release of the Company is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 30, 2004	THE BOYDS COLLECTION, LTD.

		By:	/s/ Joseph E. Macharsky
		Name:	Joseph E. Macharsky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

99 Press release dated April 30, 2004, issued by the company.